For Immediate Release:                      Contact:
September 30, 2005                          Dawn M. Robert, Investor Relations
                                            Galaxy Nutritional Foods, Inc.
                                            (407) 854-0433


GALAXY NUTRITIONAL FOODS RETAINS GOLDMAN, SACHS TO PURSUE STRATEGIC ALTERNATIVES
                    FOR THE ENHANCEMENT OF SHAREHOLDER VALUE

ORLANDO, Florida (September 30, 2005) Galaxy Nutritional Foods, Inc. (AMEX:GXY), a leading producer and marketer of nutritious plant-based dairy alternatives for the retail and foodservice markets, today announced that its Board of Directors has been working with Goldman, Sachs & Co. to explore strategic alternatives for the enhancement of shareholder value, including the possible sale of the Company. On September 29, 2005, the Board of Directors authorized Goldman, Sachs & Co. to contact prospective purchasers and provide such information as determined to be necessary and/or appropriate. However, there can be no assurances that the Company will be able to consummate a sale or other strategic alternative.

"During the past several months, management has been working diligently on several fronts to position our Company for a return to profitability and a realization of the inherent value that we believe exists in Galaxy's strong brand names and distribution relationships," stated Michael Broll, Chief Executive Officer of Galaxy Nutritional Foods, Inc. "We believe our previously announced agreement to outsource our manufacturing to Schreiber Foods will play a key role in restoring profitability, and we are pleased with the progress, to date, in the implementation of this relationship. Our ultimate goal is, of course, to maximize shareholder value, and one of the alternatives that must be considered involves the possible sale of the Company to a third party. For this reason, the Board of Directors has authorized Goldman, Sachs to investigate the potential of such a transaction as an integral part of our considerations."

About Galaxy Nutritional Foods, Inc.
Galaxy Nutritional Foods(R) is the leading producer of health-promoting plant-based dairy and dairy-related alternatives for the retail and foodservice markets. An exclusive, new and technologically advanced, safer "hot process" is used to produce these phytonutrient-enriched products, made from nature's best grains - soy, rice and oats. Veggie products are low fat and fat free (saturated fat and trans-fatty acid free), cholesterol and lactose free, are growth hormone and antibiotic free, and have more calcium, vitamins and other minerals than


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conventional dairy products. Because they are made with plant proteins, the products are more environmentally friendly and economically efficient than dairy products derived solely from animal proteins. Galaxy's products are part of the healthy and natural foods category, the fastest growing segment of the retail food market. Galaxy brand names include: Galaxy Nutritional Foods(R); Veggie(R); Veggie Nature's Alternative(TM); Veggie Slices(R); Soyco(R); Soymage(R); Wholesome Valley(R); Lite Bakery(R); and Galaxy Nutritional Foods Smart Choice Cheese Products(R). For more information, please visit Galaxy's website at: www.galaxyfoods.com.

THIS PRESS RELEASE CONTAINS "FORWARD-LOOKING" STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, OR OTHER FACTORS WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THOSE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY RELEASE ANY REVISIONS TO THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT UNANTICIPATED EVENTS OR DEVELOPMENTS.


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